LIFE CYCLE MUTUAL FUNDS(TM), INC.


                           LIFE CYCLE EQUITY FUND(TM)
                            LIFE CYCLE BOND FUND(TM)
                      LIFE CYCLE RETIREMENT INCOME FUND(TM)
                           LIFE CYCLE HARVEST FUND(TM)


                              SEMI - ANNUAL REPORT
                                JANUARY 31, 1996




INVESTMENT ADVISER
------------------
         BENSON WHITE & COMPANY
         656 East Swedesford        Road
         Wayne, Pennsylvania 19087

ADMINISTRATOR
-------------
         FURMAN SELZ LLC
         230 Park Avenue
         New York, New York 10169

DISTRIBUTOR
-----------
         LIFE CYCLE MUTUAL FUNDS DISTRIBUTORS, INC.
         230 Park Avenue
         New York, New York 10169

CUSTODIAN
---------
         THE BANK OF NEW YORK
         90 Washington Street
         New York, New York 10286

COUNSEL
-------
         BATTLE FOWLER LLP
         75 East 55th Street
         New York, New York 10022


   THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF LIFE CYCLE MUTUAL FUNDS, INC. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUND'S SHARES
    IS AUTHORIZED ONLY IN CASE OF A CONCURRENT OR PRIOR DELIVERY OF THE
                           FUND'S CURRENT PROSPECTUS.

                        LIFE CYCLE MUTUAL FUNDS(TM) INC.



LIFE CYCLE EQUITY FUND(TM)
LIFE CYCLE BOND FUND(TM)
LIFE CYCLE RETIREMENT INCOME FUND(TM)
LIFE CYCLE HARVEST FUND(TM)



Dear Fellow Shareholders:

         This is our inaugural letter to you, our fellow shareholders of the Life Cycle Mutual Funds. Before we begin, we want to say thank you to each and every one of you for becoming a shareholder. We know it was a big step to take. It is not easy to give a new organization stewardship and control over your money. We realize that. We want you to know that we have a clear understanding of how important your money is to you.
         The goal of the Life Cycle Mutual Funds is to build and fund a base retirement benefit for each and every one of our shareholders. Your funds are not interested in promoting unrealistic or unattainable objectives. Instead, the approach is careful, disciplined, and realistic. The Life Cycle Program is unique because it both identifies the retirement problem and then goes on to provide a framework to solve it. The program is built on the dictum that he who makes the fewer mistakes will generally win.
         As a shareholder in the Life Cycle Mutual Funds, you are at the center of the investment process. We understand that this money does not belong to the investment manager--it belongs to the shareholders. Because of this focus, the Life Cycle Mutual Funds will tend to look at things differently from the rest of the mutual fund industry.
         Many investors have been conditioned to believe that getting the maximum return as fast as you can is the single most important thing about investing. There is nothing wrong with this approach except that it is one-sided, and as such, without balance. Imbalances lead to extremes, and investing is no exception. However, the fact remains that the more you stretch to make a "killing" in the markets, the more likely it is that you will engage in speculation and place your investment at risk. Put in another way, with sole attention given to generating higher returns, investors sometimes overstep the bounds of good judgment, and make investments that are fundamentally speculative.
         Rest assured that your funds will not engage in speculative activity. And while nothing will ever prevent your money from being at risk regardless of where it is invested, your funds will do their utmost to manage those risks prudently on your behalf. We believe there is no room for speculation with retirement money. Instead, the funds will pursue a disciplined path that seeks to produce solid returns while attempting to solve the basic retirement problem.
         The enclosed financial statements reflect the financial condition of the four mutual funds as of the end of January, 1996. The short period from the time of inception in October, 1995 to the end of January, 1996 effectively precludes any meaningful comments on the performance of the portfolios themselves. Much of the time since inception has been given over to the construction of the initial portfolios, the details of which appear in the financial statements.


         MARKET COMMENTARY

         One of the most important things to remember when thinking about the capital markets is that they merely provide the forum where people buy and sell securities. In and of themselves, the markets do not produce profits for investors. This is very easy to forget in the hustle and bustle of the runaway stock market investors experienced during 1995.

         In our opinion, there were a number of reasons for this strong showing. Most importantly, the continued strong influx of retirement investment assets meant that, on balance, there were more buyers than sellers, a phenomenon that always makes for higher prices. Put simply, more people wanted to own stocks.
         Simultaneously, corporate earnings were relatively strong, adding to the appearance of corporate prosperity. Inflation was dampened by the continued globalization of many markets as well as the implementation of new technologies throughout the world's economies. Low interest rates caused the government's budget deficit to shrink, and both the stock and bond markets were reassured by the apparent movement to balance the budget on a more permanent basis.
         We would be the last to declare that we know which direction any market will take. Markets are unpredictable because there are too many variables for them to be any other way. There is no doubt about it, 1995 was a tremendous year. It was a year that makes many people forget that bad markets are a perfectly normal occurrence. One fine day, at some point in the future, stocks will tumble 20%, 30% or 40% over some period of time, and those folks who never thought the market could behave that way will be sorely chastened. We can't tell you when this might happen, or how long or deep such a bear market might be. But it will happen, make no mistake about it. Remember, in investing, as in life, it is easier to stay out of trouble than to get out of trouble, and to stay out of trouble, you need to follow a sound investing discipline. Otherwise you will fall into the "hot fund" syndrome, and always be chasing after last year's big winner.


         THE LIFE CYCLE MUTUAL FUNDS

         Since this is our first management letter to you, we though it appropriate to review the fundamental investing strategies undertaken by the Life Cycle Program, and the Life Cycle Mutual Funds.


         LIFE CYCLE PROGRAM(TM)

         The Life Cycle Program is an individualized account management service that imposes a long term discipline to the retirement investing process. The program uses shares of the Life Cycle Equity Fund to build long-term wealth, and to help protect retirement assets from the erosion of inflation. The program uses shares of the Life Cycle Bond Fund to stabilize the value of the retirement account, to serve as a repository for value exchanged from the Life Cycle Equity Fund, and to gradually provide a vehicle that funds a base retirement benefit. The program uses shares of the Life Cycle Retirement Income Fund to generate retirement income that helps fund your retirement benefit, as well as to serve as a repository of value exchanged from the Life Cycle Equity Fund. The program uses shares of the Life Cycle Harvest Fund as a repository for incremental harvesting of gains from the Life Cycle Equity Fund, and as the first target for systematic withdrawals to support retirement expenses.


         LIFE CYCLE EQUITY FUND

         At any given time, the Life Cycle Equity Fund holds forty stocks plus a small amount of cash to service the need for redemptions and to pay expenses. The forty stocks are purchased on the basis of their high quality fundamental characteristics, and their relatively high dividend income. There are no exceptions to this rule.
         Under normal conditions, the stocks in the Life Cycle Equity Fund will continue to be held in the portfolio until such time as a six month periodic screening is scheduled. The next screening is to take place in early May, 1996, based on the March, 1996 quarterly fundamental data as reported to the SEC, and the market prices in effect when all the fundamental data becomes accessible. At that time, all stocks in the Standard & Poors 500

Index will be screened for quality and dividend yields. Those stocks that are currently held in the portfolio, but no longer qualify, will be sold. Newly qualified stocks will be selected as replacements for those stocks sold to once again bring the portfolio up to forty stocks. The intent is to hold all stock positions as close to an equal weighting as possible.


         LIFE CYCLE BOND FUND

         The Life Cycle Bond Fund, when fully invested, will ultimately take the form of an intermediate laddered "buy and hold" portfolio consisting primarily of U.S. Treasury and other federal obligations, investment grade corporation bonds, and cash. The ladder will be weighted more heavily on the shorter end than the longer end.
         Under the credit market conditions existing as of the end of January, 1996, the fund had invested in two Treasury obligations, and held almost two thirds of its assets in short term cash equivalent securities. The reason for this was that, at the time, shorter debt obligations were yielding more than intermediate obligations. Until there was sufficient additional yield incentive to continue to build the laddered portfolio by purchasing bonds that (as of today's reckoning) would mature in the year 2000, 2001 and 2002, the balance of the portfolio was invested in cash.


         LIFE CYCLE RETIREMENT INCOME FUND

         The Life Cycle Retirement Income Fund, when fully invested, will ultimately take the form of an intermediate laddered "buy and hold" portfolio consisting primarily of U.S. Treasury and other federal obligations, investment grade corporation bonds, mortgaged backed securities and cash. The ladder will be weighted more heavily on the longer end than the shorter end.
         Under the credit market conditions existing as of the end of January, 1996, the fund had invested in three Treasury obligations, and held a little more than half of its assets in short term cash equivalent securities. The reason for this was that, at the time, shorter debt obligations were yielding more than intermediate obligations. Until there was sufficient additional yield incentive to continue to build the laddered portfolio by purchasing bonds that (as of today's reckoning) would mature in the year 2001, 2002 and 2003, the balance of the portfolio was invested in cash.


         LIFE CYCLE HARVEST FUND

         The Life Cycle Harvest Fund consists of amounts harvested from the Life Cycle Equity Fund in accordance with the Life Cycle Program, as well as amounts that have been invested into the Life Cycle Program that await automatic age-specific asset allocation.
         Because the Life Cycle Mutual Funds are newly formed, there has been no harvesting activity to date. All Life Cycle Harvest Fund assets are therefore invested in cash equivalent debt securities.



         Yours truly,


         /s/ Clay B. Mansfield                   /s/ Timothy W. Cinningham

         Clay B. Mansfield                       Timothy W. Cunningham
         Chairman and shareholder                President and shareholder


March 9, 1996

LIFE CYCLE MUTUAL FUNDS(TM), INC.
THE LIFE CYCLE EQUITY FUND(TM)
PORTFOLIO OF INVESTMENTS (UNAUDITED) - JANUARY 31, 1996


    SHARES                                               COST          VALUE
--------------                                       ------------   ------------
                  COMMON STOCKS - 91.87%

                  AUTO RELATED - 5.19%
          600     Dana Corp........................  $  16,858       $  19,725
          400     Genuine Parts Co.................     16,070          17,800
                                                     ---------       ---------
                                                        32,928          37,525
                                                     ---------       ---------
                  BANKS - 12.01%
          500     Banc One Corp....................     18,314          18,937
          300     Barnett Banks Inc................     17,216          17,550
          400     First Chicago NBD Bancorp........     15,221          15,550
          500     KeyCorp..........................     17,713          18,375
          500     National City Corp...............     16,126          16,312
                                                     ---------       ---------
                                                        84,590          86,724
                                                     ---------       ---------

                  ELECTRONICS - 1.93%
          400     National Service Industries, Inc.     12,521          13,950
                                                     ---------       ---------

                  FINANCIAL SERVICES - 11.52%
          400     Boatmen's Bancshares Inc.........     15,708          17,150
          400     Corestates Financial Corp........     14,896          16,000
          300     First Union Corp.................     16,090          17,362
          200     Morgan (J.P.) & Company, Inc.....     15,698          16,250
          500     U.S. Bancorp.....................     16,026          16,438
                                                     ---------       ---------
                                                        78,418          83,200
                                                     ---------       ---------

                  FOOD PROCESSING - 2.14%
          450     Heinz (H.J.) Co..................     14,395          15,469
                                                     ---------       ---------

                  FOREST PRODUCTS & PAPER - 2.55%
          400     Weyerhaeuser Co..................     17,520          18,450
                                                     ---------       ---------

                  INSURANCE - 9.11%
          500     American General Corp............     17,339          18,875
          300     Lincoln National Corp............     14,152          15,862
          200     Marsh & McLennan Cos., Inc.......     17,198          18,200
          400     USLife Corp......................     11,702          12,850
                                                     ---------       ---------
                                                        60,391          65,787
                                                     ---------       ---------

                  MANUFACTURING - 2.68%
          300     Minnesota Mining & Manufacturing Co   18,240          19,350
                                                     ---------       ---------
                  OIL / GAS - 12.62%
          200     Amoco Corp.......................     13,135          14,075
          400     Ashland Inc......................     13,396          14,700
          300     Chevron Corp.....................     15,216          15,562
          200     Exxon Corp.......................     15,285          16,050
          500     Panhandle Eastern Corp...........     13,588          14,438
          500     Phillips Petroleum Co............     16,301          16,313
                                                     ---------       ---------
                                                        86,921          91,138
                                                     ---------       ---------

                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
THE LIFE CYCLE EQUITY FUND(TM)
PORTFOLIO OF INVESTMENTS (CONTINUED) - JANUARY 31, 1996


    SHARES                                               COST          VALUE
--------------                                       ------------   ------------
                  COMMON STOCKS (CONTINUED)
                  PUBLISHING & PRINTING - 2.13%
           700    Harland (John H.) Co.............  $  14,790       $  15,400
                                                     ---------       ---------

                  RESTAURANTS - 2.04%
           700    Luby's Cafeterias Inc............     15,331          14,700
                                                     ---------       ---------

                  RETAIL - 5.06%
           400    Penney (J.C.) Co.................     18,795          19,600
           900    TJX Companies Inc................     14,396          16,988
                                                     ---------       ---------
                                                        33,191          36,588
                                                     ---------       ---------

                  TELECOMMUNICATIONS - 4.72%
           500    Alltel Corp......................     14,938          15,688
           400    GTE Corp.........................     16,845          18,400
                                                     ---------       ---------
                                                        31,783          34,088
                                                     ---------       ---------

                  TOBACCO - 2.53%
           400    American Brands, Inc.............     17,207          18,250
                                                     ---------       ---------

                  TOOLS - 2.14%
           300    Stanley Works....................     14,891          15,450
                                                     ---------       ---------

                  UTILITIES - 13.50%
           500    Baltimore Gas & Electric Co......     13,346          14,375
           500    Consolidated Edison of New York..     14,988          16,875
           300    Duke Power Co....................     13,440          14,925
           700    Nicor Inc........................     18,644          19,075
           600    Southern Co......................     14,151          15,225
           400    Union Electric Co................     16,033          17,050
                                                     ---------       ---------
                                                        90,602          97,525
                                                     ---------       ---------

                  TOTAL INVESTMENTS - 91.87%          $623,719 +       663,594
                                                      ========

                  CASH AND OTHER ASSETS,
                    NET OF LIABILITIES - 8.13%                          58,744
                                                                     ---------

                  NET ASSETS - 100.00%                               $ 722,338
                                                                     =========


          +  Cost for book and tax purposes is substantially the same.



                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
THE LIFE CYCLE BOND FUND(TM)
PORTFOLIO OF INVESTMENTS (UNAUDITED) - JANUARY 31, 1996


  PRINCIPAL                                               COST          VALUE
--------------                                        ------------   -----------
               U. S. TREASURY OBLIGATIONS - 34.71%
     $20,000   Notes, 4.75%, 10/31/1998..............    $ 19,635      $ 19,846
      20,000   Notes, 5.50%, 02/28/1999..............      20,006        20,247
                                                         --------      --------
                                                           39,641        40,093
                                                         --------      --------

               TOTAL INVESTMENTS - 34.71%                $ 39,641 +      40,093
                                                         ========

               CASH AND OTHER ASSETS, NET OF LIABILITIES - 65.29%        75,426
                                                                       ---------
               NET ASSETS - 100.00%                                    $115,519
                                                                       ========

          +  Cost for book and tax purposes is substantially the same.


                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
THE LIFE CYCLE RETIREMENT INCOME FUND(TM)
PORTFOLIO OF INVESTMENTS (UNAUDITED) - JANUARY 31, 1996


  PRINCIPAL                                               COST          VALUE
--------------                                        ------------   -----------
               U. S. TREASURY OBLIGATIONS - 48.98%
     $25,000   Notes, 5.125%, 11/30/1998.............    $ 24,816      $ 25,047
      25,000   Notes, 5.50%, 04/15/2000..............      25,027        25,338
      30,000   Notes, 5.75%, 10/31/2000..............      30,203        30,601
                                                         --------      --------
                                                           80,046        80,986
                                                         --------      --------

               TOTAL INVESTMENTS - 48.98%                $ 80,046 +      80,986
                                                         ========

               CASH AND OTHER ASSETS,
                 NET OF LIABILITIES - 51.02%                             84,350
                                                                       --------

               NET ASSETS - 100.00%                                    $165,336
                                                                       ========

         +  Cost for book and tax purposes is substantially the same.





                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JANUARY 31, 1996


                                                                EQUITY          BOND         RETIREMENT      HARVEST
                                                                 FUND           FUND         INCOME FUND       FUND
                                                              ----------      ----------     ----------     ----------
ASSETS
Investments, at value (cost $623,719; $39,641;
   $80,046; $0) .........................................     $  663,594      $   40,093     $   80,986     $        0
Cash ....................................................         14,882          45,317         54,525        977,557
Interest and dividends receivable .......................          1,272             964          1,365          3,744
Receivable for Fund shares sold .........................          9,701               0              0              0
Receivable from Adviser (Note 3) ........................         25,274          23,668         23,012         19,533
Unamortized organization expense ........................         31,372          31,409         31,409         31,408
                                                              ----------      ----------     ----------     ----------
           Total assets..................................        746,095         141,451        191,297      1,032,242
                                                              ----------      ----------     ----------     ----------

LIABILITIES
Income distribution payable .............................             86             289            372          2,092
Organization expense payable ............................          3,195           7,217          7,217          3,232
Accrued expenses.........................................         20,476          18,426         18,372         20,423
                                                              ----------      ----------     ----------     ----------
           Total liabilities.............................         23,757          25,932         25,961         25,747
                                                              ----------      ----------     ----------     ----------
NET ASSETS ..............................................     $  722,338      $  115,519     $  165,336     $1,006,495
                                                              ==========      ==========     ==========     ==========

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value per share (20
   billion shares authorized) ...........................     $       68      $       12     $       16     $      101
Additional paid-in capital ..............................        682,805         115,055        164,380      1,006,394
Accumulated net realized loss on investments ............           (410)              0              0              0
Net unrealized appreciation on investments ..............         39,875             452            940              0
                                                              ----------      ----------     ----------     ----------

NET ASSETS ..............................................     $  722,338      $  115,519     $  165,336     $1,006,495
                                                              ==========      ==========     ==========     ==========
SHARES OF BENEFICIAL INTEREST
Shares of beneficial interest outstanding ...............         68,004          11,519         16,451        100,649
                                                              ==========      ==========     ==========     ==========

Net Asset Value per share ...............................     $    10.62      $    10.03     $    10.05     $    10.00
                                                              ==========      ==========     ==========     ==========
Maximum Offering Price per share ($10.62,
   $10.03, $10.05, $10.00 / 0.9625,
   respectively) ........................................     $    11.03      $    10.42     $    10.44     $    10.39
                                                              ==========      ==========     ==========     ==========



                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
STATEMENT OF OPERATIONS (UNAUDITED)



                                                 EQUITY                   BOND                 RETIREMENT              HARVEST
                                                  FUND                    FUND                 INCOME FUND               FUND
                                            October 2, 1995*        October 4, 1995*        October 4, 1995*       October 4, 1995*
                                                through                  through                 through               through
                                            January 31, 1996        January 31, 1996        January 31, 1996       January 31, 1996
                                          --------------------    --------------------    --------------------   -------------------
INVESTMENT INCOME
Interest income.........................       $    809               $  1,241              $  1,577                   $ 15,097
Dividend income ........................          4,351                      0                     0                          0
                                               --------               --------              --------                   --------
 Total income ..........................          5,160                  1,241                 1,577                     15,097
                                               --------               --------              --------                   --------


EXPENSES
Administrative .........................         20,833                 20,833                20,833                     20,833
Audit ..................................          4,000                  4,000                 4,000                      4,000
Legal ..................................          3,750                  3,750                 3,750                      3,750
Custodian ..............................          2,910                    616                   535                      1,027
Printing ...............................          2,500                  2,500                 2,500                      2,500
Amortization of organization
   expenses ............................          2,245                  2,208                 2,208                      2,208
Registration ...........................          2,168                  2,168                 2,168                      1,953
Trustees fees...........................          1,500                  1,500                 1,500                      1,500
Advisory ...............................          1,045                    184                   229                      2,500
12b-1 Distribution fees ................          1,045                    184                   229                      2,500
Transfer agent..........................          1,018                    948                   520                        536
Pricing ................................            790                    214                   138                          0
Miscellaneous ..........................            850                    851                   879                        851
                                               --------               --------              --------                   --------
      Total expenses before
        waivers/reimbursements .........         44,654                 39,956                39,489                     44,158
      Less expenses waived/ reimbursed
        by Adviser .....................        (41,944)               (39,477)              (38,894)                   (37,658)
                                               --------               --------              --------                   --------
      Net expenses......................          2,710                    479                   595                      6,500

                                               --------               --------              --------                   --------
Net investment income ..................          2,450                    762                   982                      8,597
                                               --------               --------              --------                   --------


REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments .......           (410)                     0                     0                          0
Net change in unrealized appreciation
   on investments ......................         39,875                    452                   940                          0
                                               --------               --------              --------                   --------
      Net realized and unrealized gain
        on investments .................         39,465                    452                   940                          0
                                               --------               --------              --------                   --------
Net increase in net assets resulting
   from operations .....................       $ 41,915               $  1,214              $  1,922                   $  8,597
                                               ========               ========              ========                   ========

* Commencement of operations..



                 See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)



                                                 EQUITY                   BOND                 RETIREMENT              HARVEST
                                                  FUND                    FUND                 INCOME FUND               FUND
                                            October 2, 1995*        October 4, 1995*        October 4, 1995*       October 4, 1995*
                                                through                  through                 through               through
                                            January 31, 1996        January 31, 1996        January 31, 1996       January 31, 1996
                                          --------------------    --------------------    --------------------   -------------------

OPERATIONS
Net investment income ..................      $   2,450            $     762                $     982             $    8,597
Net realized loss on investments .......           (410)                   0                        0                      0
Net change in unrealized appreciation on
   investments .........................         39,875                  452                      940                      0
                                              ---------            ---------                ---------             ----------
Net increase in net assets resulting from
   operations ..........................         41,915                1,214                    1,922                  8,597
                                              ---------            ---------                ---------             ----------


DIVIDENDS TO SHAREHOLDERS
From net investment income .............         (2,450)                (762)                    (982)                (8,597)
                                              ---------            ---------                ---------             ----------


CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares ..........        660,004               89,594                  161,939              1,735,138
Net asset value of shares issued to
   shareholders in reinvestment of
   dividends ...........................          2,361                  473                      607                  6,401
Net asset value of shares redeemed .....         (4,492)                   0                  (23,150)              (760,044)
                                              ---------            ---------                ---------             ----------
Net increase in net assets from capital
   share transactions ..................        657,873               90,067                  139,396                981,495
                                              ---------            ---------                ---------             ----------

Total increase in net assets ...........        697,338               90,519                  140,336                981,495

NET ASSETS
Beginning of period ....................         25,000               25,000                   25,000                 25,000
                                              ---------            ---------                ---------             ----------
End of period...........................      $ 722,338            $ 115,519                $ 165,336            $ 1,006,495
                                              =========            =========                =========            ===========



* Commencement of operations.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - JANUARY 31, 1996

          1. DESCRIPTION. Life Cycle Mutual Funds(TM), Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open ended, management investment company and currently consists of four separate investment portfolios (the "Portfolios"): the Life Cycle Equity Fund(TM) (the "Equity Fund"), the Life Cycle Bond Fund(TM) (the "Bond Fund"), the Life Cycle Retirement Income Fund(TM) (the "Retirement Income Fund"), and the Life Cycle Harvest Fund(TM) (the "Harvest Fund"). The Portfolios are offered in connection with an age-based asset allocation program (the "Life Cycle Program") which is designed to meet the long-term retirement investment needs of individual investors. The Life Cycle Program is intended to manage investors' retirement assets by making disciplined age-based asset allocation decisions to achieve this overall objective.

          2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Fund:

     A. PORTFOLIO VALUATION. The net asset value per share of the Portfolios is calculated as of 4:00 p.m. (Eastern Time). Securities listed on an exchange are valued at the last sales price prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the closing bid price. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service. Short-term securities with maturities of 60 days or less are valued at amortized cost, if their terms to maturity at purchase were 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity at purchase exceeded 60 days.

     B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount, is accrued daily.

     C. DISTRIBUTIONS TO SHAREHOLDERS. The Bond Fund, Retirement Income Fund, and Harvest Fund declare dividends from net investment income daily and distribute that income monthly. The Equity Fund declares and distributes net investment income on a quarterly basis. Net realized capital gains will be declared and distributed annually. Distributions are recorded on the ex-dividend date.

     D. FEDERAL INCOME TAX. It is the policy of each of the Portfolios to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Portfolios will not be subject to Federal income taxes to the extent that they distribute all of their taxable income for the fiscal year. The Portfolios also intend to meet the distribution requirements to avoid the payment of an excise tax.

     E. ORGANIZATION EXPENSES. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized on a straight-line basis over sixty months beginning with each Portfolio's commencement of operations. In the event any of the initial shares of any of the Portfolios are redeemed, the appropriate Portfolio will be reimbursed for any unamortized organization expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at time of redemption.

     F. DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among each Portfolio within the Fund in relation to the net assets of each Portfolio or on another reasonable basis.

          3. INVESTMENT ADVISORY, ADMINISTRATIVE AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Benson White & Company (the "Adviser"). The Investment Advisory Agreement provides for the Adviser to supervise all aspects of the Fund's operations and provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Fund's Board of Directors, the Adviser makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments. The Adviser is also responsible for the management and implementation of the Life Cycle Program. Pursuant to the terms of the Investment Advisory Agreement, the Adviser is paid a monthly advisory fee equal to 0.75% of each Portfolio's average daily net assets per annum. For the

LIFE CYCLE MUTUAL FUNDS(TM), INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) - JANUARY 31, 1996

period ended January 31, 1996, the Advisor earned fees of $1,045, $184, $229, $2,500, for the Equity, Bond, Retirement Income, and Harvest Funds, respectively. For the period ended January 31, 1996, the Advisor waived fees of $1,045, $184, $229, $2,500, for the Equity, Bond, Retirement Income, and Harvest Funds, respectively.

Furman Selz LLC ("Furman Selz") provides the Fund with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administrative services agreement (the "Administrative Services Agreement"). Pursuant to the Administrative Services Agreement, Furman Selz receives a fee, payable monthly, equal to 0.20% of the Fund's aggregate average net assets, subject to a minimum of $250,000 per year. For the period ended January 31, 1996, Furman Selz earned $83,332 for services provided to the Fund, consisting of $20,833 from each of the four individual portfolios.

The Adviser has voluntarily agreed to cap the expense ratios at 1.95% for each Portfolio. In order to maintain that expense ratio, the Adviser has agreed to reimburse expenses as follows: Equity Fund - $40,899; Bond Fund - $39,293; Retirement Income Fund - $38,665; Harvest Fund - $35,158.

4.  SECURITIES TRANSACTIONS.

     A. PURCHASE AND SALE TRANSACTIONS. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the period ended January 31, 1996 were as follows:

                                     COMMON STOCKS             U.S. GOVERNMENT OBLIGATIONS
                               ------------------------     -------------------------------
                                 PURCHASES      SALES          PURCHASES            SALES
                               -------------  ---------     -------------     -------------

     Equity Fund..............     631,074       6,945                 0                 0
     Bond Fund................           0           0            39,641                 0
     Retirement Income Fund...           0           0            80,046                 0


     B. FEDERAL INCOME TAX BASIS. Cost for book and Federal income tax purposes were identical as of January 31, 1996. Gross unrealized appreciation and depreciation of investment securities at January 31, 1996, based on cost for Federal income tax purposes was as follow:

                                     GROSS              GROSS           NET
                                   UNREALIZED        UNREALIZED      UNREALIZED
                                  APPRECIATION      DEPRECIATION    APPRECIATION

       Equity Fund ............     $40,506             $ (631)        $39,875
       Bond Fund ..............         452                  0             452
       Retirement Income Fund..         940                  0             940

          5. CAPITAL SHARE TRANSACTIONS. The Fund is authorized to issue 20 billion shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Portfolios are as follows:

                                                                                            RETIREMENT
                                          EQUITY FUND         BOND FUND            INCOME FUND            HARVEST FUND
                                       October 2, 1995*    October 4, 1995*     October 4, 1995*        October 4, 1995*
                                           through             through              through                  through
                                      January 31, 1996     January 31, 1996     January 31, 1996        January 31, 1996
                                      -----------------    ----------------     ------------------      ----------------

Beginning balance...................        2,500               2,500                 2,500                 2,500
                                         --------            --------              --------              --------
Shares sold.........................       65,713               8,971                16,205               173,512
Shares issued in reinvestment of
  dividends ........................          228                  48                    61                   641
Shares redeemed.....................         (437)                  0                (2,315)              (76,004)
                                         --------            --------              --------              --------
Net increase in shares..............       65,504               9,019                13,951                98,149
                                         --------            --------              --------              --------
Ending Balance......................       68,004              11,519                16,451               100,649
                                         ========            ========              ========              ========

* Commencement of Operations.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
FINANCIAL HIGHLIGHTS + (UNAUDITED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                      EQUITY                BOND              RETIREMENT              HARVEST
                                                       FUND                 FUND             INCOME FUND               FUND
                                                 October 2, 1995*     October 4, 1995*     October 4, 1995*      October 4, 1995*
                                                     through              through              through                through
                                                 January 31, 1996     January 31, 1996     January 31, 1996      January 31, 1996
                                                 -----------------    -----------------    -----------------     -----------------

Net Asset Value, Beginning of Period.........          $ 10.00              $ 10.00             $ 10.00                $ 10.00
                                                       -------              -------             -------                -------

Income from Investment Operations:
      Net investment income..................             0.04                 0.11                0.11                   0.09
      Net realized and unrealized gain
        on investments.......................             0.62                 0.03                0.05                   0.00
                                                       -------              -------             -------                -------
      Total from Investment Operations                    0.66                 0.14                0.16                   0.09
                                                       -------              -------             -------                -------

Less Distributions:
      Dividends from net investment
        income...............................            (0.04)               (0.11)              (0.11)                 (0.09)
                                                       -------              -------             -------                -------

Net Asset Value, End of Period...............          $ 10.62              $ 10.03             $ 10.05                $ 10.00
                                                       =======              =======             =======                =======


Total Return.................................             6.20%                1.37%               1.59%                  0.85%

Net Assets, End of Period (in thousands).....          $   722              $   116             $   165                $ 1,006

Ratios to Average Net Assets of:
      Net investment income**................             1.76%                3.10%               3.21%                  2.58%
      Expenses before waivers/
        reimbursements**.....................            32.13%              162.66%             129.41%                 13.24%
      Expenses net of waivers/
        reimbursements**.....................             1.95%                1.95%               1.95%                  1.95%

Portfolio Turnover Rate......................                2%                   0                   0                      0



  *   Commencement of operations.
  + Per share amounts based on the average number of shares outstanding during the period from commencement of operations to January 31, 1996.
 **   Annualized.

LIFE CYCLE MUTUAL FUNDS(TM), INC.



BOARD OF DIRECTORS

Clay B. Mansfield *                                Frederik Fazer
      Chairman                                            Director

Timothy W. Cunningham *                            Thomas Flanigan
      President                                           Director

                                                   Robert Straniere
                                                          Director


* "Interested Person" as that term is defined in the Investment Company Act of 1940.
--------------------------------------------------------------------------------


OFFICERS

Timothy W. Cunningham                              Gordon M.  Forrester
      President and Secretary                             Assistant Treasurer

Clay B. Mansfield                                  Sheryl Hirschfeld
      Assistant Secretary                                 Assistant Secretary

Joan V. Fiore                                      John J.  Pileggi
      Assistant Secretary                                 Treasurer